UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2013

STRATUS MEDIA GROUP, INC.

NEVADA	000-24477	86-0776876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, 6th Floor

Los Angeles, California 90067

(Address of principal executive offices)

(805) 884-9977

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 1, 2013, Sol J. Barer, Ph.D. and Isaac Blech were elected by the Company’s board of directors (the “Board”) as new directors. Dr. Barer was also named Chairman of the Board and Mr. Blech was named Vice Chairman of the Board. Dr. Barer and Mr. Blech have also been appointed to serve on the Company’s Audit and Compensation Committees. Their compensation as board members has not yet been determined. Also effective November 1, 2013, Jerold Rubinstein resigned as Chairman of the Board but remains as Chairman of the Board’s Audit Committee and Chief Executive Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATUS MEDIA GROUP, INC.

Dated: November 1, 2013	By:	/s/ Jerry Rubinstein Jerry Rubinstein, Chief Executive Officer (principal executive officer)

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